Principal Accounting Policies - cash equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 349,077	$ 54,778	¥ 213,538		¥ 295,463
Restricted cash	46,521	7,300	50,566		327,052
Total	¥ 395,598	$ 62,078	¥ 264,104	$ 41,444	¥ 622,515	¥ 831,026